UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

STRATOS RENEWABLES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53187	20-1699126
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3535 Executive Terminal Drive Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 840-4433

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	SRNW	OTC Pink Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

Stratos Renewables Corporation (“Stratos”) is filing this Amendment No. 1 to the Current Report on Form 8-K filed December 22, 2023 (the “Prior 8-K”) to include Exhibit 16.1. The Prior 8-K did not include Exhibit 16.1 from BF Borgers CPA PC addressing whether it agreed with the statements made by Stratos in response to Item 4.01 in the Prior 8-K and, if not, stating the grounds on which it did not agree. Except to add Exhibit 16.1, there are no other changes to the Prior 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from BF Borgers CPA PC dated January 4, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 4, 2024	STRATOS RENEWABLES CORPORATION

	By:	/s/ George Sharp
George Sharp
President and Chief Executive Officer

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